================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                REGI U.S., INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                REGI U.S., INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD NOVEMBER 29/TH/, 1999

To the Shareholders of REGI U.S., Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, on Monday, November 29/th/, 1999, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect two (2) directors for a term of one year or until their successors have been elected and qualified.

2. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 25/th/, 1999 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October 25/th/, 1999        BY ORDER OF THE BOARD OF
                            DIRECTORS


                            /s/ John Robertson, President

================================================================================
                            YOUR VOTE IS IMPORTANT
                            ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

================================================================================

                                REGI U.S., INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                                PROXY STATEMENT

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 29/th/, 1999, for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of REGI U.S., Inc. (the "Company") to be held on Monday, November 29/th/, 1999. Only those shareholders of record at the close of business on October 25/th/, 1999, the record date, shall be entitled to vote. The number of shares of the Company's common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders' Meeting is 9,348,300.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the two nominees listed in this Proxy Statement and
                         ---
FOR the other item listed in the Proxy, unless otherwise directed.  Any proxy
---
given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

There are two matters being presented for consideration by the shareholders at the Annual Meeting, the election of two (2) directors and the approval of Elliot Tulk Pryce Anderson as auditors of the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                     --------------------------------------

General

The Company's Bylaws ("Bylaws") currently provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the Board of Directors. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two (2) directors of the Company.

                      Information with Respect to Nominees

The following tables set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations with the Company. All nominees have been directors since the Company was founded. The table also indicates the number of shares of Common Stock beneficially owned by each individual on October 25/th/, 1999 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

                                                                          Shares and Percentage
                                                                             of Common Stock
                                        Principal Occupation              Beneficially Owned as
         Name and Age                       of Director                  of October 25/th/, 1999
------------------------------  ------------------------------------  ------------------------------
John G. Robertson, 58           Chairman of the Board, President            5,676,050 shares
                                and Chief Executive Officer                      60.72%

Brian Cherry, 59                Vice President and Secretary                 300,500 shares
                                                                                  3.21%

John Robertson has been the Chairman, President and Chief Executive Officer of the Company since its formation. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Vancouver Stock Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam
(TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. Mr. Robertson is President, Principal Executive Officer and a member of the Board of Directors of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, which is developing a new type of antenna system. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. He is also the President and Founder of Teryl Resources Corp., a public company trading on the Vancouver Stock Exchange involved in gold, diamond, and oil and gas exploration. He is also President of Flame Petro-Minerals Corp., a public company trading on the Alberta stock Exchange with interests in oil and gas and gold prospects. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

Brian Cherry has been Vice President, Secretary and a Director of the Company since its inception. Since October 1994 Mr. Cherry has served as Vice President in charge of patents and technology for the Rand Cam Engine. Since April 1990 Mr. Cherry has been a director of Reg Technologies, Inc., a British Columbia corporation listed on the Vancouver Stock Exchange that has financed the research on the Rand Cam Engine since 1986.

          Information Regarding the Board of Directors and Management

The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1999.

Board of Directors

The Company did not hold any Board meetings since its last annual meeting and it passed nine consent resolutions approved by all directors.

Board Committees

The Board of Directors does not have any committees.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, all directors and officers of the Company filed statements of changes in Beneficial Ownership in a timely manner during fiscal 1999.

Executive Officers Who Are Not Directors

The following table sets forth information with respect to the executive officers who are not directors of the Company. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                             Age as of
       Name                Oct. 25, 1999         Position
       ----                -------------         --------
Jennifer Lorette                27               Vice President and Chief Financial
                                                 Officer

Patrick R. Badgley              56               Vice President, Research and
                                                 Development

Jennifer H. Lorette has been a Vice President and Chief Financial Officer of the Company since June 1994. From April 1994 through the present she has also been Vice President of Administration for Reg Technologies, Inc. From December 1994 through the present she has acted as Secretary of IAS Communications Inc. Between December 1992 and June 1994 she was employed in various capacities by Reg Technologies, Inc. Ms. Lorette has also been the Vice President and CFO of Flame Petro-Minerals Corp.

Patrick R. Badgley was appointed Vice President, Research and Development of the Company in February 1994. He is directing and participating in the technical development of the Rand Cam compressor, gasoline engine and diesel engine. Previously, Mr. Badgley had been employed for 16 years at Adiabatics, Inc., in Columbus, Indiana. Between 1986 and 1994, Mr. Badgley was the Director of Research and Development at Adiabatics, where he directly oversaw several government and privately sponsored research programs including the lightweight, quiet 30 kW APU project for ARPA. He was also the Program Manager for the Gas Research Institute project for emissions reduction of two-stoke cycle natural gas engines. He was also Program Manger for several coal fuel diesel engine programs for the Department of Energy and for uncooled engine programs for a Wankel engine for NASA and for a piston type diesel engine for the U.S. Army. Mr. Badgley's work has covered all phases of research, design, development and manufacturing, from research on ultra-high speed solenoids and fuel sprays, to new product conceptualization and production implementation of fuel pumps and fuel injectors. Previously, he also worked at Curtiss Wright and John Deere on Wankel engine development. Mr. Badgley received his Bachelor of Science degree in Mechanical Engineering from Ohio State University and has done graduate work at Purdue University. Mr. Badgley is also a director and officer of IAS Communications Inc.

Family Relationships - none.

Involvement in Certain Legal Proceedings.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers and Directors are parties to any legal proceeding or litigation. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

                     Compensation of Directors and Officers

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

                                                                                                          Long-Term
                                                                                                         Compensation
                                                          Annual Compensation                              Awards
                                                          -------------------                            ------------
Name and                                                                           Other Annual
Principal Position             Year        Salary ($)         Bonus ($)          Compensation ($)        Options (#)(1)
-------------------            -----       ----------        ----------          ----------------        --------------
John G. Robertson              1999             -0-              -0-                      -0-                     -0-
President, Chief               1998             -0-              -0-                      -0-                     -0-
Executive Officer              1997             -0-              -0-                      -0-                     -0-
Brian Cherry                   1999             -0-              -0-                      -0-                  75,000
Vice President and             1998             -0-              -0-                      -0-                     -0-
Director                       1997             -0-              -0-                      -0-                 125,000
Patrick Badgley                1999             -0-              -0-                  $36,000                     -0-
Vice President                 1998             -0-              -0-                  $30,000                  75,000
                               1997         $46,200              -0-                      -0-                     -0-
Jennifer Lorette,              1999         $ 6,000              -0-                      -0-                  10,000
Vice President                 1998         $ 6,000              -0-                      -0-                     -0-
                               1997         $ 6,000              -0-                      -0-                  50,000


(1) Represents options granted under the Company's 1993 Key Employees Incentive Stock Option Plan.

No other significant compensation has been paid directly or accrued to any other officer or director of the Company during the year ended April 1999. On March 31, 1994 the Company entered into a management agreement with Access Information Services, Inc., a Washington corporation which is owned and controlled by the Robertson Family Trust. The Company retained Access at the rate of $2,500 per month to provide certain management, administrative, and financial services for the Company.

The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval.

                               Stock Option Plan

The Company adopted a Key Employees Incentive Stock Option Plan on April 30, 1993. The Plan authorizes the issuance of up to 2,000,000 shares of Common Stock of the Company to be issued to employees. As of April 30, 1999, the Company had issued options for approximately 570,000 shares.

                       Option Grants in Last Fiscal Year

A grant of stock options for 85,000 shares at $0.75 per share, to expire on November 12, 2003, were made to Brian Cherry (as to 75,000 shares), a Vice President and Director of the Company and Jennifer Lorette (as to 10,000 shares), Vice-President of the Company.

  Stock Options Exercised in Last Fiscal Year and Held at End of Fiscal Year -
                                 April 30, 1999

The following table sets forth certain information with respect to options exercised during fiscal 1999 by the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal 1999.

                          Shares                                                            Value of Unexercised
                        Acquired on       Value          Number of Unexercised              In-the-Money Options
                         Exercise       Realized       Options at Fiscal Year end          at Fiscal Year End (1)
                        -----------     --------       --------------------------          ----------------------
        Name                                        Exercisable     Unexercisable     Exercisable      Unexercisable
        ----                                        ------------    -------------     -----------      -------------
John G. Robertson             -0-        N/A           300,000            -0-            $56,250             -0-
Brian Cherry                  -0-        N/A           125,000            -0-            $23,437             -0-
Jennifer Lorette              -0-        N/A            60,000            -0-            $11,250             -0-
Patrick Badgley               -0-        N/A               Nil            -0-                Nil             -0-

(1) The calculation of the value of unexercised options are based on the difference between the last sale price of $0.5625 per share for the Company's Common Stock on Friday, April 30, 1999, as reported by NASD, and the exercise price of each option, multiplied by the number of shares covered by the option.

                        Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans.

   Employment Contracts and Termination of Employment and Change of Control
                                 Arrangements

The Company does not have any employment contracts, termination of employment and change of control arrangements.

                             Repricing of Options

On November 12/th/, 1998 the exercise price of the outstanding stock options were reduced from $1.00 per share to $0.75 per share.

        Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 30/th/, 1999, the amount and the percentage of the Company's Common Stock owned of record or beneficially by each officer, director and holder, or person known by the Company to own beneficially, more than five percent of the voting interest in the Company's Common Stock, and all officers and directors as a group.

-----------------------------------------------------------------------------------------------------------------
                                                                          Shares Owned              Percentage of
Name                                                                                                Shares Owned
-----------------------------------------------------------------------------------------------------------------
John G. Robertson [1] [2] Chairman of the Board, President and               5,676,050                    60.72%
Chief Executive Officer
------------------------------------------------------------------------------------------------------------------
The Watchtower Society [1] [3]                                               5,367,900                    57.42%
------------------------------------------------------------------------------------------------------------------
James McCann [1] [4]                                                         5,367,900                    57.42%
------------------------------------------------------------------------------------------------------------------
Rand Energy Group Inc. [1] [5]                                               5,367,900                    57.42%
------------------------------------------------------------------------------------------------------------------
Brian Cherry [1] [6], Vice-President, Secretary and Director                   300,500                     3.21%
------------------------------------------------------------------------------------------------------------------
Jennifer Lorette [1] [7], Vice-President and Chief Financial
Officer                                                                         60,500                     0.65%
------------------------------------------------------------------------------------------------------------------
Patrick Badgley [1]                                                                Nil                        -
------------------------------------------------------------------------------------------------------------------
ALL OFFICERS & DIRECTORS AS A GROUP [8] (Four Individuals)                   6,037,050                    64.58%
------------------------------------------------------------------------------------------------------------------

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

                               __________________

 (1) Based upon 9,348,300 shares issued and outstanding and assuming exercise of options. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from such date are exercised.

 (2) Includes 5,367,900 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Also includes 300,000 options that are currently exercisable. Mr. Robertson's address is the same as the Company's.

 (3) Includes 5,367,00 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc.

 (4) Includes 5,367,900 shares registered in the name of Rand Energy Group Inc. See Note (5) below for an explanation of the beneficial ownership of Rand Energy Group Inc.

 (5) Rand Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam Engine Corp. could be considered the beneficial owner of the 5,367,900 shares registered in the name of Rand Energy Group Inc.

      Reg Technologies Inc. is a British Columbia corporation listed on the Vancouver Stock Exchange that has financed the research on the Rand Cam Engine since 1986. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd. Accordingly, in Note (2) above, beneficial ownership of the 5,367,900 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. The Company believes it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

       Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares. Accordingly, in Notes (3) and (4) above, beneficial ownership of the 5,367,900 shares registered in the name of Rand Energy Group Inc. has been attributed to The Watchtower Society and Mr. McCann. The Company believes it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

  (6) Includes 125,000 options that are currently exercisable. Mr. Cherry's address is the same as the Company's.

  (7) Includes 60,000 options that are currently exercisable. Ms. Lorette's address is the same as the Company's.

  (8) Includes 5,367,900 shares registered in the name of Rand Energy Group Inc. whose beneficial ownership is attributed to Mr. Robertson as set forth in Note (2) above. See Note (5) above for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Also includes 485,000 options that are currently exercisable.

                          Transactions with Directors

Pursuant to an agreement dated August 1992 (the "August 1992 Agreement"), the Company issued 5,700,000 shares of its Common Stock at a deemed value of $0.01 per share to Rand Energy Group Inc. ("REGI") in exchange for certain valuable rights, technology, information, and other tangible and intangible assets relating to the United States rights to the Rand Cam Engine (the "Original Engine"). REGI is a privately-held British Columbia corporation which is 51% controlled by Reg Technologies, Inc., a publicly-held British Columbia corporation ("Reg Tech"). Reg Tech's president is also the president of the Company and its Vice President and Secretary is also a Director of the Company.

The Company also agreed to pay semiannually to REGI a royalty of 5% of any net profits to be derived by the Company from revenues received as a result of its license of the Original Engine.

As part of the August 1992 Agreement, the Company also agreed to pay semiannually to Brian Cherry a royalty of 1% of any net profits to be derived by the Company from revenues received as a result of the August 1992 Agreement.

Also in August 1992, the Company sold 300,000 shares of its Common Stock at $0.01 per share to Brian Cherry.

In an agreement dated April 13, 1993 among the Company, REGI, Reg Tech and Brian Cherry (the "April 1993 Agreement"), and made as an amendment to a previous Amendment Agreement dated November 23, 1992, between REGI, Reg Resources Corp. (Reg Tech) and Brian Cherry and an original agreement dated July 30, 1992, between REGI, Reg Resources Corp. and Brian Cherry, Cherry agreed to: (a) sell, transfer and assign to REGI all his right, title and interest in and to the technology related to the RC/DC Engine, (the "Technology") including all pending and future patent applications in respect of the Technology for all countries except the United States of America, together with any improvements, changes or other variations to the Technology; (b) sell, transfer and assign to the Company (then called Sky Technologies Inc.), all his right, title and interest in and to the Technology, including all pending and future patent applications in respect of the Technology for the United States of America, together with any improvements, changes or other variations to the Technology.

Other provisions of the April 1993 Agreement call for the Company (a) to pay to REGI a continuing royalty of 5% of the net profits derived from the Technology by the Company and (b) to pay to Brian Cherry a continuing royalty of 1% of the net profits derived from the Technology by the Company.

A final provision of the April 1993 Agreement assigns and transfers ownership to the Company of any patents, inventions, copyrights, know-how, technical data, and related types of intellectual property conceived, developed or created by REGI or its associated companies either prior to or subsequent to the date of the agreement, which results or derives from the direct or indirect use of the Original Engine and/or RC/DC Engine technologies by REGI.

In November 1993, in consideration for certain technology transferred to the Company, as described above, Brian Cherry was issued 100,000 Common Shares of Reg Tech (deemed value $200,000). There was no connection between this transaction and the transaction involving the acquisition of the Canadian rights to the Machine Vision Technology described below. At that time the Company did not have available cash to pay to Mr. Cherry and there was no public market for the stock of the Company. Based upon his desire for some degree of immediate liquidity, management agreed to issue shares of Reg Tech to Mr. Cherry and to treat this as an advance. As previously noted, Reg Tech owns 51% of REGI which owns 66.7% of the Common Stock of the Company. Both Mr. Cherry and Mr. Robertson are officers and directors of both the Company and Reg Tech.

The terms of the agreements referenced above were negotiated by the parties in non-arm's-length transactions but were deemed by the parties involved to be fair and equitable under the circumstances existing at the time.

In 1995, the Company acquired an exclusive limited sublicense to market and distribute in Canada the rights to Machine Vision Technology for the following consideration:

     (1)    $200,000;
     (2) royalty payments equal to 2% of all net revenue derived from sales in Canada, to be paid 30 days after the end of each calendar quarter;
     (3)    minimum annual royalty payments as follows:

                                   $
          December 31, 1996       1,000
          December 31, 1997       3,000
          December 31, 1998       4,500
          annually thereafter     6,000

On October 31, 1995, the Company sold its rights to the Machine Vision Technology to Reg Tech for $200,000. All obligations pursuant to the sublicense were transferred to Reg Tech.

The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

                     PROPOSAL NO. 2 - APPROVAL OF AUDITORS
                     -------------------------------------

The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting of Shareholders. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1998. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

     The Board of Directors recommends a vote FOR Proposal No. 2.

                                 OTHER BUSINESS
                                 --------------

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

October 25/th/, 1999               BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ John G. Robertson, President

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                                REGI U.S., INC.

                      PLEASE SIGN AND RETURN IMMEDIATELY
                      ----------------------------------

     I, the undersigned shareholder of REGI U.S., INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him, ____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on October 25, 1999 (the "Record Date"), at the Annual Meeting of Shareholders to be held in meeting room 216 at the Holiday Inn, Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada at 10:00 a.m., on Monday, November 29, 1999, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. Electing the persons listed below to serve as Directors for the ensuing year.

          John Robertson      FOR  [_]        WITHHOLD VOTE  [_]

          Brian Cherry        FOR  [_]        WITHHOLD VOTE  [_]

2 APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, chartered Accountants, as Auditors of the Company until the close of the next annual meeting.

               FOR  [_]           WITHHOLD    [_]

3. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

                                        DATED ___________________________, 1999.


____________________________________    ________________________________________
Name of Shareholder (please print)      Name of Shareholder (please print)


_____________________________________   ________________________________________
Signature of Shareholder                Signature of Shareholder

No. of Shares: __________________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV.
---------------------------------------------------------------------------
89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO
-----
ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                            NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.